UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2022

Oaktree Strategic Income II, Inc.

(Exact name of registrant as specified in its charter)

Delaware	814-01281	83-0566439
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 830-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On September 14, 2022, Oaktree Strategic Income II, Inc., a Delaware corporation (“OSI2”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Oaktree Specialty Lending Corporation, a Delaware corporation (“OCSL”), Project Superior Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of OCSL (“Merger Sub”), and, solely for the limited purposes set forth therein, Oaktree Fund Advisors, LLC, a Delaware limited liability company and investment adviser to each of OSI2 and OCSL. The Merger Agreement provides that, subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Merger Sub will merge with and into OSI2, with OSI2 continuing as the surviving company and as a wholly-owned subsidiary of OCSL (the “Merger”) and, immediately thereafter, OSI2 will merge with and into OCSL, with OCSL continuing as the surviving company (together with the Merger, the “Mergers”). The boards of directors of both OSI2 and OCSL, in each case, on the recommendation of a special committee (such company’s “Special Committee”) comprised solely of certain independent directors of OSI2 or OCSL, as applicable, have approved the Merger Agreement and the transactions contemplated thereby. The parties to the Merger Agreement intend the Mergers to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Merger Consideration

At the Effective Time, each share of common stock, par value $0.001 per share, of OSI2 (“OSI2 Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares owned by OCSL or any of its consolidated subsidiaries (the “Cancelled Shares”)) will be converted into the right to receive a number of shares of common stock, par value $0.01 per share, of OCSL (“OCSL Common Stock”) equal to the Exchange Ratio (as defined below), plus any cash (without interest) in lieu of fractional shares.

As of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the Effective Time (such date, the “Determination Date”), each of OSI2 and OCSL will deliver to the other a calculation of its net asset value (“NAV”) as of such date (such calculation with respect to OSI2, the “Closing OSI2 Net Asset Value” and such calculation with respect to OCSL, the “Closing OCSL Net Asset Value”), in each case using a pre-agreed set of assumptions, methodologies and adjustments. Based on such calculations, the parties will calculate the “OSI2 Per Share NAV”, which will be equal to (i) the Closing OSI2 Net Asset Value divided by (ii) the number of shares of OSI2 Common Stock issued and outstanding as of the Determination Date (excluding any Cancelled Shares), and the “OCSL Per Share NAV”, which will be equal to (A) the Closing OCSL Net Asset Value divided by (B) the number of shares of OCSL Common Stock issued and outstanding as of the Determination Date. The “Exchange Ratio” will be equal to the quotient (rounded to four decimal places) of (i) the OSI2 Per Share NAV divided by (ii) the OCSL Per Share NAV.

OSI2 and OCSL will update and redeliver the Closing OSI2 Net Asset Value or the Closing OCSL Net Asset Value, respectively, in the event of a material change to such calculation between the Determination Date and the closing of the Mergers and if needed to ensure that the calculation is determined within 48 hours (excluding Sundays and holidays) prior to the Effective Time.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties by each of OSI2, OCSL and Oaktree Fund Advisors, LLC. The Merger Agreement also contains customary covenants, including, among others, covenants relating to the operation of each of OSI2’s and OCSL’s businesses during the period prior to the closing of the Mergers. OSI2 and OCSL have agreed to convene and hold stockholder meetings for the purpose of obtaining the approvals required of OSI2’s and OCSL’s stockholders, respectively, and have agreed that each of the OSI2 board of directors and OCSL board of directors will, subject to certain exceptions, recommend that OSI2 and OCSL stockholders, respectively, approve the applicable proposals.

The Merger Agreement provides that each of OSI2 and OCSL may not solicit proposals relating to alternative transactions, or, subject to certain exceptions, enter into discussions or negotiations or provide information in connection with any proposal for an alternative transaction. However, the OSI2 board of directors may, subject to certain conditions and in some instances payment by the party submitting the superior proposal of a termination fee of approximately $9.8 million, change its recommendation to the stockholders of OSI2, terminate the Merger Agreement and enter into an agreement with respect to a superior proposal if the OSI2 Special Committee determines in its reasonable good faith judgment, after consultation with its outside legal counsel and, in the case of financial matters, its financial advisor, that the failure to take such action would be reasonably likely to be inconsistent with the OSI2’s directors exercise of their fiduciary duties under applicable law (taking into account, among other factors, any changes to the Merger Agreement proposed by OCSL). In addition, the OCSL board of directors may, subject to certain conditions and in some instances payment by the party submitting the superior proposal of a termination fee of approximately $37.9 million, change its recommendation to the stockholders of OCSL, terminate the Merger Agreement and enter into an agreement with respect to a superior proposal if the OCSL Special Committee determines in its reasonable good faith judgment, after consultation with its outside legal counsel and, in the case of financial matters, its financial advisor, that the failure to take such action would be reasonably likely to be inconsistent with the OCSL directors’ exercise of their fiduciary duties under applicable law (taking into account, among other factors, any changes to the Merger Agreement proposed by OSI2).

Conditions to the Mergers

Consummation of the Mergers, which is expected to occur in the second fiscal quarter of 2023, is subject to certain closing conditions, including (1) requisite approvals of OSI2’s and OCSL’s stockholders, (2) authorization of the shares of OCSL Common Stock to be issued as consideration in the Mergers for listing on the Nasdaq Global Select Market, (3) effectiveness of the registration statement for the OCSL Common Stock to be issued as consideration in the Mergers, (4) the absence of certain legal impediments to the consummation of the Mergers, (5) required regulatory approvals (including expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended), (6) determinations of closing NAV in accordance with the terms of the Merger Agreement and (7) subject to certain exceptions, the accuracy of the representations and warranties and compliance with the covenants of each party to the Merger Agreement.

Termination

The Merger Agreement also contains certain termination rights in favor of OSI2 and OCSL, including if the Mergers are not completed on or before June 30, 2023 or if the requisite approvals of OSI2 or OCSL stockholders are not obtained. The Merger Agreement provides that, upon the termination of the Merger Agreement under certain circumstances, a third party acquiring OSI2 may be required to pay OCSL a termination fee of approximately $9.8 million. The Merger Agreement provides that, upon the termination of the Merger Agreement under certain circumstances, a third party acquiring OCSL may be required to pay OSI2 a termination fee of approximately $37.9 million.

General

The foregoing summary description of the Merger Agreement and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

The Merger Agreement has been filed as Exhibit 2.1 to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about the parties thereto or their respective subsidiaries and affiliates. The Merger Agreement contains representations, warranties, covenants and agreements that were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement (except as may be expressly set forth in the Merger Agreement); may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders should not rely on such representations, warranties, covenants or agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, covenants and agreements may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties to the Merger Agreement.

Management Fee Waiver

In connection with entry into the Merger Agreement and subject to completion of the transactions contemplated thereby, Oaktree Fund Advisors, LLC has agreed to waive $9.0 million of base management fees payable to it under the amended and restated investment advisory agreement, dated as of March 19, 2021 between OCSL and Oaktree Fund Advisors, LLC (the “Investment Advisory Agreement”) as follows: $6.0 million at a rate of $1.5 million per quarter (with such amount appropriately prorated for any partial quarter) in the first year following closing of the Mergers and $3.0 million at a rate of $750,000 per quarter (with such amount appropriately prorated for any partial quarter) in the second year following closing of the Mergers.

Item 7.01.	Regulation FD Disclosure.

On September 15, 2022, OSI2 and OCSL issued a joint press release announcing entry into the Merger Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

On September 15, 2022, OSI2 provided an investor presentation in connection with entry into the Merger Agreement. A copy of the investor presentation is furnished herewith as Exhibit 99.2.

The information disclosed under this Item 7.01, including Exhibits 99.1 and 99.2 hereto, is being “furnished” and is not deemed “filed” by OSI2 for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor is it deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Some of the statements in this Current Report on Form 8-K constitute forward-looking statements because they relate to future events, future performance or financial condition or the Mergers. The forward-looking statements may include statements as to: future operating results of OSI2 and OCSL and distribution projections; business prospects of OSI2 and OCSL and the prospects of their portfolio companies; and the impact of the investments that OSI2 and OCSL expect to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this Current Report on Form 8-K involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the Mergers closing; (ii) the expected synergies and savings associated with the Mergers; (iii) the ability to realize the anticipated benefits of the Mergers, including the expected elimination of certain expenses and costs due to the Mergers; (iv) the percentage of OSI2 and OCSL stockholders voting in favor of the proposals submitted for their approval; (v) the possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of the Mergers may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk that stockholder litigation in connection with the Mergers may result in significant costs of defense and liability; (ix) changes in the economy, financial markets and political environment, including the impacts of inflation and rising interest rates; (x) risks associated with possible disruption in the operations of OSI2 and OCSL or the economy generally due to terrorism, war or other geopolitical conflict (including the current conflict between Russia and Ukraine), natural disasters or the COVID-19 pandemic; (xi) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (xii) conditions in OSI2’s and OCSL’s operating areas, particularly with respect to business development companies or regulated investment companies; (xiii) general considerations associated with the COVID-19 pandemic; and (xiv) other considerations that may be disclosed from time to time in OSI2’s and OCSL’s publicly disseminated documents and filings. OSI2 and OCSL have based the forward-looking statements included in this Current Report on Form 8-K on information available to them on the date hereof, and they assume no obligation to update any such forward-looking statements. Although OSI2 and OCSL undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that OSI2 and OCSL in the future may file with the Securities and Exchange Commission (“SEC”), including the Joint Proxy Statement and the Registration Statement (each as defined below), annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Additional Information and Where to Find It

In connection with the Mergers, OSI2 and OCSL plan to file with the SEC and mail to their respective stockholders a joint proxy statement on Schedule 14A (the “Joint Proxy Statement”), and OCSL plans to file with the SEC a registration statement on Form N-14 (the “Registration Statement”) that will include the Joint Proxy Statement and a prospectus of OCSL. The Joint Proxy Statement and the Registration Statement will each contain important information about OSI2, OCSL, the Mergers and related matters. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. STOCKHOLDERS OF OSI2 AND OCSL ARE URGED TO READ THE JOINT PROXY STATEMENT AND REGISTRATION STATEMENT, AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OSI2, OCSL, THE MERGERS AND RELATED MATTERS.

Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov or, for documents filed by OCSL, from OCSL’s website at http://www.oaktreespecialtylending.com.

Participants in the Solicitation

OSI2, its directors, certain of its executive officers and certain employees and officers of Oaktree Fund Advisors, LLC and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Mergers. Information about the directors and executive officers of OSI2 is set forth in its proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on January 20, 2022. OCSL, its directors, certain of its executive officers and certain employees and officers of Oaktree Fund Advisors, LLC and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Mergers. Information about the directors and executive officers of OCSL is set forth in its proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on January 20, 2022. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the OSI2 and OCSL stockholders in connection with the Mergers will be contained in the Joint Proxy Statement when such document becomes available. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this Current Report on Form 8-K is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in OSI2, OCSL or in any fund or other investment vehicle managed by Oaktree Fund Advisors, LLC or any of its affiliates.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

2.1*	Agreement and Plan of Merger among Oaktree Strategic Income II, Inc., Oaktree Specialty Lending Corporation, Project Superior Merger Sub, Inc. and Oaktree Fund Advisors LLC (for the limited purposes set forth therein), dated as of September 14, 2022.

99.1	Joint press release of Oaktree Strategic Income II, Inc. and Oaktree Specialty Lending Corporation, dated as of September 15, 2022.

99.2	Investor presentation of Oaktree Strategic Income II, Inc., dated as of September 15, 2022.

*

Exhibits and schedules to Exhibit 2.1 have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE STRATEGIC INCOME II, INC.

Date: September 15, 2022	By:	/s/ Mary Gallegly
Name: Mary Gallegly
Title: General Counsel and Secretary